UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 16, 2003
(Date of earliest event reported)

PHARMCHEM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19371	77-0187280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 N. Beach Street, Haltom City, Texas	76137
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817-605-5300

Item 5. Other Events and Regulation FD Disclosure.

On October 16, 2003, PharmChem, Inc. announced that it has received a waiver from Nasdaq regarding delisting and had lost a major customer. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated October 16, 2003

Exhibit Index
99.1	Press release dated October 16, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMCHEM, INC. (Registrant)
October 16, 2003 (Date)	/s/ DAVID A. LATTANZIO David A. Lattanzio Vice President and Chief Financial Officer